Exhibit 4.4

EXECUTION COPY

SIXTH AMENDED AND RESTATED RIGHT OF FIRST REFUSAL

AND CO-SALE AGREEMENT

THIS SIXTH AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT (this “Agreement”) is made as of the 28th day of May, 2014, by and among Yext, Inc., a Delaware corporation (the “Company”), the Investors listed on Schedule A attached hereto and the Key Holders listed on Schedule B attached hereto.

WHEREAS, the Company and the Key Holders previously entered into a Fifth Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of June 11, 2012 (the “Prior Agreement”), in order to place certain restrictions on transfer of Capital Stock on certain of the Key Holders, and to provide the Investors with certain rights of first refusal and rights of co-sale with respect to the shares of Common Stock of the Company, par value $0.001 per share (the “Common Stock”) held by certain stockholders of the Company;

WHEREAS, the Prior Agreement may be amended, modified or terminated and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) by the written consent of (a) the Company, (b) the Key Holders holding sixty-percent (60%) of the shares of Transfer Stock then held by all of the Key Holders, which holders shall include at least one Founder (as defined in the Prior Agreement); provided, that at such time, the Founders, collectively, hold at least one-third (1/3) of the shares of Transfer Stock then held by all of the Key Holders, and (c) the holders of at least a majority of the shares of Common Stock issued or issuable upon conversion of the then outstanding shares of Preferred Stock held by certain of the Investors (voting as a single class and on an as-converted basis);

WHEREAS, the undersigned Key Holders, which includes at least one of the Founders, hold at least sixty percent (60%) of the shares of Transfer Stock held by all of the Key Holders on the date hereof, and the undersigned Founders, collectively, hold over one-third (1/3) of such shares, and the undersigned Investors hold at least a majority of the shares of Common Stock issued or issuable upon conversion of the outstanding shares of Preferred Stock held by Investors;

WHEREAS, the Key Holders and the Company desire to induce certain of the Investors to purchase shares of Series F Preferred Stock of the Company, par value $0.001 per share (the “Series F Preferred Stock”), pursuant to that certain Series F Preferred Stock Purchase Agreement, dated as of the date hereof, by and among the Company and certain of the Investors, by amending and restating the Prior Agreement in its entirety to provide the Investors with the rights and privileges as set forth herein;

NOW, THEREFORE, the Company, the Key Holders and the Investors each hereby agree to amend and restate the Prior Agreement in its entirety as set forth herein, and the parties hereto further agree as follows:

1.                                      Definitions.

“Affiliate” means, with respect to any specified Investor, any other Investor who directly or indirectly, controls, is controlled by or is under common control with such Investor, including without limitation any general partner, managing member, officer or director of such Investor, or any venture capital fund now or hereafter existing which is controlled by one or more general partners or managing members of, or shares the same management company with, such Investor.

“Capital Stock” means (a) shares of Common Stock and Preferred Stock (whether now outstanding or hereafter issued in any context), (b) shares of Common Stock issued or issuable upon conversion of Preferred Stock and (c) shares of Common Stock issued or issuable upon exercise or conversion, as applicable, of stock options, warrants or other convertible securities of the Company, in each case now owned or subsequently acquired by any Key Holder, any Investor, or their respective successors or permitted transferees or assigns. For purposes of the number of shares of Capital Stock held by an Investor or Key Holder (or any other calculation based thereon), all shares of Preferred Stock shall be deemed to have been converted into Common Stock at the then-applicable conversion ratio.

“Company Notice” means written notice from the Company notifying the selling Key Holders that the Company intends to exercise its Right of First Refusal as to some or all of the Transfer Stock with respect to any Proposed Key Holder Transfer.

“Founders” means Brian Distelburger, Howard Lerman and Brent Metz.

“Investor Notice” means written notice from an Investor notifying the Company and the selling Key Holder that such Investor intends to exercise its Secondary Refusal Right as to a portion of the Transfer Stock with respect to any Proposed Key Holder Transfer.

“Investors” means the persons named on Schedule A hereto, each person to whom the rights of an Investor are assigned pursuant to Section 6.8, each person who hereafter becomes a signatory to this Agreement pursuant to Section 6.10 and any one of them, as the context may require.

“Key Holders” means the persons named on Schedule B hereto, each person to whom the rights of a Key Holder are assigned pursuant to Section 3.1, each person who hereafter becomes a signatory to this Agreement pursuant to Section 6.8 or 6.16 and any one of them, as the context may require.

“Preferred Stock” means all shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock.

“Proposed Key Holder Transfer” means any assignment, sale, offer to sell, pledge, mortgage, hypothecation, encumbrance, disposition of or any other like transfer or encumbering of any Transfer Stock (or any interest therein) proposed by any of the Key Holders.

“Proposed Transfer Notice” means written notice from a Key Holder setting forth the terms and conditions of a Proposed Key Holder Transfer.

“Prospective Transferee” means any person to whom a Key Holder proposes to make a Proposed Key Holder Transfer.

“Right of Co-Sale” means the right, but not an obligation, of an Investor to participate in a Proposed Key Holder Transfer on the terms and conditions specified in the Proposed Transfer Notice.

“Right of First Refusal” means the right, but not an obligation, of the Company, or its permitted transferees or assigns, to purchase some or all of the Transfer Stock with respect to a Proposed Key Holder Transfer, on the terms and conditions specified in the Proposed Transfer Notice.

“Secondary Notice” means written notice from the Company notifying the Investors and the selling Key Holder that the Company does not intend to exercise its Right of First Refusal as to all shares of Transfer Stock with respect to any Proposed Key Holder Transfer.

“Secondary Refusal Right” means the right, but not an obligation, of each Investor to purchase up to its pro rata portion (based upon the total number of shares of Capital Stock then held by all Investors) of any Transfer Stock not purchased pursuant to the Right of First Refusal, on the terms and conditions specified in the Proposed Transfer Notice.

“Series A Preferred Stock” means Series A Preferred Stock of the Company, par value $0.001 per share.

“Series B Preferred Stock” means Series B Preferred Stock of the Company, par value $0.001 per share.

“Series C Preferred Stock” means Series C Preferred Stock of the Company, par value $0.001 per share.

“Series D Preferred Stock” means Series D Preferred Stock of the Company, par value $0.001 per share.

“Series E Preferred Stock” means Series E Preferred Stock of the Company, par value $0.001 per share.

“Transfer Stock” means shares of Capital Stock owned by a Key Holder, or issued to a Key Holder after the date hereof (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like), but does not include any shares of Preferred Stock or Common Stock issued or issuable upon conversion of Preferred Stock.

“Undersubscription Notice” means written notice from an Investor notifying the Company and the selling Key Holder that such Investor intends to exercise its option to purchase all or any portion of the Transfer Stock not purchased pursuant to the Right of First Refusal or the Secondary Refusal Right.

2.                                      Agreement Among the Company, the Investors and the Key Holders.

2.1                               Right of First Refusal.

(a)                                 Grant. Subject to the terms of Section 3 below, each Key Holder hereby unconditionally and irrevocably grants to the Company a Right of First Refusal to purchase all or any portion of Transfer Stock that such Key Holder may propose to transfer in a Proposed Key Holder Transfer, at the same price and on the same terms and conditions as those offered to the Prospective Transferee.

(b)                                 Notice. Each Key Holder proposing to make a Proposed Key Holder Transfer must deliver a Proposed Transfer Notice to the Company and each Investor not later than forty-five (45) days prior to the consummation of such Proposed Key Holder Transfer. Such Proposed Transfer Notice shall contain the material terms and conditions (including price and form of consideration) of the Proposed Key Holder Transfer and the identity of the Prospective Transferee. To exercise its Right of First Refusal under this Section 2, the Company must deliver a Company Notice to the selling Key Holder within fifteen (15) days after delivery of the Proposed Transfer Notice. In the event of a conflict between this Agreement and any other agreement that may have been entered into by a Key Holder with the Company that contains a preexisting right of first refusal, the Company and the Key Holder acknowledge and agree that the terms of this Agreement shall control and the preexisting right of first refusal shall be deemed satisfied by compliance with Section 2.1(a) and this Section 2.1 (b).

(c)                                  Grant of Secondary Refusal Right to Investors. Subject to the terms of Section 3 below, each Key Holder hereby unconditionally and irrevocably grants to the Investors a Secondary Refusal Right to purchase all or any portion of the Transfer Stock not purchased by the Company pursuant to the Right of First Refusal, as provided in this Section 2.1(c). If the Company does not intend to exercise its Right of First Refusal with respect to all Transfer Stock subject to a Proposed Key Holder Transfer, the Company must deliver a Secondary Notice to the selling Key Holder and to each Investor to that effect no later than fifteen (15) days after the selling Key Holder delivers the Proposed Transfer Notice to the Company. To exercise its Secondary Refusal Right, an Investor must deliver an Investor Notice to the selling Key Holder and the Company within ten (10) days after the Company’s deadline for its delivery of the Secondary Notice as provided in the preceding sentence.

(d)                                 Undersubscription of Transfer Stock. If options to purchase have been exercised by the Company and/or the Investors with respect to some but not all of the Transfer Stock by the end of the 10-day period specified in the last sentence of Section 2.1(c)) (the “Investor Notice Period”), then the Company shall, immediately after the expiration of the Investor Notice Period, send written notice (the “Company Undersubscription Notice”) to those Investors who fully exercised their Secondary Refusal Right within the Investor Notice Period (the “Exercising Investors”). Each Exercising Investor shall, subject to the provisions of this Section 2.1(d), have an additional option to purchase all or any part of the balance of any such remaining unsubscribed shares of Transfer Stock on the terms and conditions set forth in the Proposed Transfer Notice. To exercise such option, an Exercising Investor must deliver an Undersubscription Notice to the selling Key Holder and the Company within ten (10) days after the expiration of the Investor Notice Period. In the event there are two or more such Exercising Investors that choose to exercise the last-mentioned option for a total number of remaining shares in excess of the number available, the remaining shares available for purchase under this Section 2.1(d) shall be allocated to such Exercising Investors pro rata based on the number of shares of Transfer Stock such Exercising Investors have elected to purchase pursuant to the Secondary Refusal Right (without giving effect to any shares of Transfer Stock that any such Exercising Investor has elected to purchase pursuant to the Undersubscription Notice). If the options to purchase the remaining shares are exercised in full by the Exercising Investors, the Company shall immediately notify all of the Exercising Investors and the selling Key Holder of that fact.

(e)                                  Forfeiture of Rights. Notwithstanding the foregoing, if the total number of shares of Transfer Stock that the Company and the Investors have agreed to purchase in the Company Notice, Investor Notices and Undersubscription Notices is less than the total number of shares of Transfer Stock, then the Company and the Investors shall be deemed to have forfeited any right to purchase such Transfer Stock, and the selling Key Holder shall be free to sell all, but not less than all, of the Transfer Stock to the Prospective Transferee on terms and conditions substantially similar to (and in no event more favorable than) the terms and conditions set forth in the Proposed Transfer Notice, it being understood and agreed that (i) any such sale or transfer shall be subject to the other terms and restrictions of this Agreement, including without limitation the terms and restrictions set forth in Sections 2.2 and 6.8(b); (ii) any future Proposed Key Holder Transfer shall remain subject to the terms and conditions of this Agreement, including this Section 2; and (iii) such sale shall be consummated within forty-five (45) days after receipt of the Proposed Transfer Notice by the Company and, if such sale is not consummated within such forty-five (45) day period, such sale shall again become subject to the Right of First Refusal and Secondary Refusal Right on the terms set forth herein.

(f)                                   Consideration; Closing. If the consideration proposed to be paid for the Transfer Stock is in property, services or other non-cash consideration, the fair market value of the consideration shall be as determined in good faith by the Company’s Board of Directors (the “Board of Directors”) and as set forth in the Company Notice. If the Company or any Investor cannot for any reason pay for the Transfer Stock in the same form of non-cash consideration, the Company or such Investor may pay the cash value equivalent thereof, as determined in good faith by the Board of Directors and as set forth in the Company Notice. The closing of the purchase of Transfer Stock by the Company and the Investors shall take place, and all payments from the Company and the Investors shall have been delivered to the selling Key Holder, by the later of (i) the date specified in the Proposed Transfer Notice as the intended date of the Proposed Key Holder Transfer and (ii) forty-five (45) days after delivery of the Proposed Transfer Notice.

2.2                               Right of Co-Sale.

(a)                                 Exercise of Right. If any Transfer Stock subject to a Proposed Key Holder Transfer is not purchased pursuant to Section 2.1 above and thereafter is to be sold to a

Prospective Transferee, each respective Investor may elect to exercise its Right of Co-Sale and participate on a pro rata basis in the Proposed Key Holder Transfer as set forth in Section 2.2(b) below and otherwise on the same terms and conditions specified in the Proposed Transfer Notice (provided that if an Investor wishes to sell Preferred Stock, the price set forth in the Proposed Transfer Notice shall be appropriately adjusted based on the conversion ratio of the Preferred Stock into Common Stock). Each Investor who desires to exercise its Right of Co-Sale must give the selling Key Holder written notice to that effect within fifteen (15) days after the deadline for delivery of the Secondary Notice described above, and upon giving such notice such Investor shall be deemed to have effectively exercised the Right of Co-Sale.

(b)                                 Shares Includable. Each Investor who timely exercises such Investor’s Right of Co-Sale by delivering the written notice provided for above in Section 2.2(a) may include in the Proposed Key Holder Transfer all or any part of such Investor’s Capital Stock equal to the product obtained by multiplying (i) the aggregate number of shares of Transfer Stock subject to the Proposed Key Holder Transfer (excluding shares purchased by the Company or the Investors pursuant to the Right of First Refusal or the Secondary Refusal Right) by (ii) a fraction, the numerator of which is the number of shares of Capital Stock owned by such Investor immediately before consummation of the Proposed Key Holder Transfer and the denominator of which is the total number of shares of Capital Stock owned, in the aggregate, by all Investors immediately prior to the consummation of the Proposed Key Holder Transfer, plus the number of shares of Transfer Stock held by the selling Key Holder. To the extent one or more of the Investors exercise such right of participation in accordance with the terms and conditions set forth herein, the number of shares of Transfer Stock that the selling Key Holder may sell in the Proposed Key Holder Transfer shall be correspondingly reduced.

(c)                                  Delivery of Certificates. Each Investor shall effect its participation in the Proposed Key Holder Transfer by delivering to the transferring Key Holder, no later than fifteen (15) days after such Investor’s exercise of the Right of Co-Sale, one or more stock certificates, properly endorsed for transfer to the Prospective Transferee, representing:

(i)                                     the number of shares of Common Stock that such Investor elects to include in the Proposed Key Holder Transfer; or

(ii)                                  the number of shares of Preferred Stock that is at such time convertible into the number of shares of Common Stock that such Investor elects to include in the Proposed Key Holder Transfer; provided, however, that if the Prospective Transferee objects to the delivery of convertible Preferred Stock in lieu of Common Stock, such Investor shall first convert the Preferred Stock into Common Stock and deliver Common Stock as provided above. The Company agrees to make any such conversion concurrent with and contingent upon the actual transfer of such shares to the Prospective Transferee.

(d)                                 Purchase Agreement. The parties hereby agree that the terms and conditions of any sale pursuant to this Section 2.2 will be memorialized in, and governed by, a written purchase and sale agreement with customary terms and provisions for such a transaction and the parties further covenant and agree to enter into such an agreement as a condition precedent to any sale or other transfer pursuant to this Section 2.2.

(e)                                  Deliveries. Each stock certificate an Investor delivers to the selling Key Holder pursuant to Section 2.2(c) above will be transferred to the Prospective Transferee against payment therefor in consummation of the sale of the Transfer Stock pursuant to the terms and conditions specified in the Proposed Transfer Notice and the purchase and sale agreement, and the selling Key Holder shall concurrently therewith remit or direct payment to each Investor the portion of the sale proceeds to which such Investor is entitled by reason of its participation in such sale. If any Prospective Transferee or Transferees refuse(s) to purchase securities subject to the Right of Co-Sale from any Investor exercising its Right of Co-Sale hereunder, no Key Holder may sell any Transfer Stock to such Prospective Transferee or Transferees unless and until, simultaneously with such sale, such Key Holder purchases all securities subject to the Right of Co-Sale from such Investor on the same terms and conditions (including the proposed purchase price) as set forth in the Proposed Transfer Notice.

(f)                                   Additional Compliance. If any Proposed Key Holder Transfer is not consummated within sixty (60) days after receipt of the Proposed Transfer Notice by the Company, the Key Holders proposing the Proposed Key Holder Transfer may not sell any Transfer Stock unless they first comply in full with each provision of this Section 2. The exercise or election not to exercise any right by any Investor hereunder shall not adversely affect its right to participate in any other sales of Transfer Stock subject to this Section 2.2.

2.3                               Effect of Failure to Comply.

(a)                                 Transfer Void; Equitable Relief. Any Proposed Key Holder Transfer not made in compliance with the requirements of this Agreement shall be null and void ab initio, shall not be recorded on the books of the Company or its transfer agent and shall not be recognized by the Company. Each party hereto acknowledges and agrees that any breach of this Agreement would result in substantial, irreparable and immediate harm to the other parties hereto for which monetary damages alone could not adequately compensate. Therefore, the parties hereto unconditionally and irrevocably agree that any non-breaching party hereto shall be entitled to seek protective orders, temporary restraining orders, and any temporary and permanent injunctive relief in addition to, and not instead of, any other remedies available at law or in equity (including, without limitation, seeking specific performance or the rescission of purchases, sales and other transfers of Transfer Stock not made in strict compliance with this Agreement).

(b)                                 Violation of First Refusal Right. If any Key Holder becomes obligated to sell any Transfer Stock to the Company or any Investor under this Agreement and fails to deliver such Transfer Stock in accordance with the terms of this Agreement, the Company and/or such Investor may, at its option, in addition to all other remedies it may have, send to such Key Holder the purchase price for such Transfer Stock as is herein specified and transfer to the name of the Company or such Investor (or request that the Company effect such transfer in the name of an Investor) on the Company’s books the certificate or certificates representing the Transfer Stock to be sold.

(c)                                  Violation of Co-Sale Right. If any Key Holder purports to sell any Transfer Stock in contravention of the Right of Co-Sale (a “Prohibited Transfer”), each

Investor who desires to exercise its Right of Co-Sale under Section 2.2 may, in addition to such remedies as may be available by law, in equity or hereunder, require such Key Holder to purchase from such Investor the type and number of shares of Capital Stock that such Investor would have been entitled to sell to the Prospective Transferee under Section 2.2 had the Prohibited Transfer been effected pursuant to and in compliance with the terms of Section 2.2. The sale will be made on the same terms and subject to the same conditions as would have applied had the Key Holder not made the Prohibited Transfer, except that the sale (including, without limitation, the delivery of the purchase price) must be made within ninety (90) days after the Investor learns of the Prohibited Transfer, as opposed to the timeframe proscribed in Section 2.2. Such Key Holder shall also reimburse each Investor for any and all reasonable and documented out-of-pocket fees and expenses, including reasonable legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Investor’s rights under Section 2.2.

3.                                      Exempt Transfers.

3.1                               Exempted Transfers. Subject to Section 6.8 below, notwithstanding the foregoing or anything to the contrary herein, the provisions of Sections 2.1 and 2.2 shall not apply: (a) in the case of a Key Holder that is an entity, upon a transfer by such Key Holder to its stockholders, members, partners or other equity holders; (b) to a repurchase of Transfer Stock from a Key Holder by the Company (i) at a price no greater than that originally paid by such Key Holder for such Transfer Stock and pursuant to an agreement containing vesting and/or repurchase provisions approved by a majority of the Board of Directors, or (ii) at any price pursuant to an agreement approved by a majority of the Board of Directors, including either of the Preferred Directors (as defined below), (c) in the case of a Key Holder that is a natural person, upon a transfer of Transfer Stock by such Key Holder made for bona fide estate planning purposes, either during his or her lifetime or on death by will or intestacy to his or her spouse, child (natural or adopted), or any other direct lineal descendant of such Key Holder (or his or her spouse) (all of the foregoing collectively referred to as “family members”), or any other relative/person approved by the Board of Directors, including either the Series A/B/D Preferred Director or the Series C Director (each as defined in the Charter (as defined below) and collectively known as the “Preferred Directors”) (such relative/person, an “Approved Person”), or any custodian or trustee of any trust, partnership or limited liability company for the benefit of, or the ownership interests of which are owned wholly by, such Key Holder and/or any such family members or Approved Person (such trust, partnership or limited liability company, a “Key Holder Trust”), (d) in the event that a Key Holder (the “Transferring Key Holder”) had previously transferred any Transfer Stock to a Key Holder Trust in accordance with Section 3.1(c), upon a transfer by such Key Holder Trust of any shares of such Transfer Stock back to the Transferring Key Holder, or (e) in the case of a Key Holder that is a natural person, upon a transfer of Transfer Stock by such Key Holder made to such Key Holder’s former spouse in connection with a divorce or other marital dissolution; provided that in the case of clause(s) (a), (c), (d) or (e), the Key Holder (or the Key Holder Trust, as the case may be) shall deliver prior written notice to the Company of such gift or transfer and such shares of Transfer Stock shall at all times remain subject to the terms and restrictions set forth in this Agreement and such transferee shall, as a condition to such issuance, deliver a counterpart signature page to this Agreement as confirmation that such transferee shall be bound by all the terms and conditions of this Agreement as a Key Holder (but only with respect to the securities so transferred to the transferee), including the obligations of a Key Holder with respect to Proposed Key Holder Transfers of such Transfer Stock pursuant to Section 2; and provided, further, in the case of any transfer pursuant to clause (a), (c), (d) or (e) above, that such transfer is made pursuant to a transaction in which there is no consideration actually paid for such transfer.

3.2                               Exempted Offerings. Notwithstanding the foregoing or anything to the contrary herein, the provisions of Section 2 shall not apply to the sale of any Transfer Stock (a) to the public in an offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, or (b) pursuant to a Deemed Liquidation Event (as defined in the Company’s Sixth Amended and Restated Certificate of Incorporation, as it may be amended and/or restated from time to time (the “Charter”)).

3.3                               Prohibited Transferees. Notwithstanding the foregoing, no Key Holder shall transfer any Transfer Stock to (a) any entity which, in the determination of the Board of Directors, directly or indirectly competes with the Company or (b) any customer, distributor or supplier of the Company, if the Board of Directors should determine that such transfer would result in such customer, distributor or supplier receiving information that would place the Company at a competitive disadvantage with respect to such customer, distributor or supplier.

4.                                      Legend. Each certificate representing shares of Transfer Stock held by the Key Holders or issued to any permitted transferee in connection with a transfer permitted by Sections 3.1(b) and (d) hereof shall be endorsed with the following legend:

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO, AND IN CERTAIN CASES PROHIBITED BY, THE TERMS AND CONDITIONS OF A CERTAIN RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT BY AND AMONG THE STOCKHOLDER, THE CORPORATION AND CERTAIN OTHER HOLDERS OF STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

Each Key Holder agrees that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in this Section 4 above to enforce the provisions of this Agreement, and the Company agrees to promptly do so. The legend shall be removed upon termination of this Agreement at the request of the holder.

5.                                      Lock-Up.

5.1                               Agreement to Lock-Up. Each Key Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company’s initial public offering (the “IPO”) and ending on the date specified by the Company and the managing underwriter (such period not to exceed 180 days plus such additional period up to 35 additional days as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports, and (ii) analyst recommendations and opinions, including but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto): (a) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Capital Stock held immediately prior to the effectiveness of the registration statement for the IPO or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Capital Stock, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Capital Stock or other securities, in cash or otherwise. The foregoing provisions of this Section 5 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Key Holders if all officers, directors and holders of more than five percent (5%) of the outstanding Capital Stock (treating for this purpose all shares of Capital Stock issuable upon exercise of or conversion of outstanding options, warrants or convertible securities, as if exercised or converted) enter into similar agreements. The underwriters in connection with the IPO are intended third-party beneficiaries of this Section 5 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Key Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in the IPO that are consistent with this Section 5 or that are necessary to give further effect thereto.

5.2                               Stop Transfer Instructions. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the shares of Capital Stock of each Key Holder (and transferees and assignees thereof) until the end of such restricted period.

6.                                      Miscellaneous.

6.1                               Term. This Agreement shall automatically terminate upon the earlier of (a) immediately prior to the consummation of the IPO, (b) the consummation of a Deemed Liquidation Event (as defined in the Charter) and (c) upon the closing of a transaction or series of related transactions in which a Person, or a group of related Persons, acquires from stockholders of the Company shares representing more than fifty percent (50%) of the outstanding voting power of the Company.

6.2                               Stock Split. All references to numbers of shares in this Agreement shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization affecting the Capital Stock occurring after the date of this Agreement.

6.3                               Ownership. Each Key Holder represents and warrants that such Key Holder is the sole legal and beneficial owner of the shares of Transfer Stock subject to this Agreement and that no other person or entity has any interest in such shares (other than a community property interest as to which the holder thereof has acknowledged and agreed in writing to the restrictions and obligations hereunder).

6.4                               Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on Schedule A or Schedule B hereof, as the case may be, or to such email address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 6.4. If notice is given to the Company, a copy which shall not itself constitute notice shall also be sent to Lowenstein Sandler LLP, 1251 Avenue of the Americas, New York, New York 10020, Attn: Edward M. Zimmerman, Esq. and Peter H. Ehrenberg, Esq.

6.5                               Entire Agreement. This Agreement (including the Exhibits and Schedules hereto) constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

6.6                               Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.7                               Amendment; Waiver and Termination. This Agreement may be amended, modified or terminated (other than pursuant to Section 6.1 above) and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument executed by (a) the Company, (b) the Key Holders holding at least sixty-percent (60%) of the shares of Transfer Stock then held by all of the Key Holders, which holders shall, for so long as any Founder is a full-time employee of the Company, include at least one Founder who is then serving as a full-time employee of the Company; provided, that at such time, the Founders, collectively, hold at least one-third (1/3) of the shares of Transfer Stock then held by all of the Key Holders, and (c) the holders of at least a majority of the shares of Common Stock issued or issuable upon conversion of the then outstanding shares of Preferred Stock held by the Investors (voting as a single class and on an as-converted basis). Any amendment, modification, termination or waiver so effected shall be binding upon the Company, the Investors, the Key Holders and all of their respective successors and permitted assigns whether or not such party, assignee or other shareholder entered into or approved such amendment, modification, termination or waiver. Notwithstanding the foregoing:

(a)                                 this Agreement may not be amended, modified or terminated and the observance of any term hereunder may not be waived with respect to any Investor or Key Holder without the written consent of such Investor or Key Holder unless such amendment, modification, termination or waiver applies to all Investors and Key Holders, respectively, in the same fashion;

(b)                                 the consent of the Key Holders shall not be required for any amendment, modification, termination or waiver if such amendment, modification, termination or waiver does not apply to the Key Holders,

(c)                                  Schedule A and Schedule B hereto may be amended by the Company from time to time without the consent of the other parties hereto pursuant to Sections 3.1, 6.8, 6.10 and 6.16.

The Company shall give written notice of any amendment, modification or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, modification, termination or waiver; provided that the failure to provide such notice shall not invalidate any amendment, modification or termination hereof or waiver hereunder. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

6.8                               Assignment of Rights.

(a)                                 The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(b)                                 Any successor or permitted assignee of any Key Holder, including any Prospective Transferee who purchases shares of Transfer Stock in accordance with the terms hereof, shall deliver to the Company and the Investors, as a condition to any transfer or assignment, a counterpart signature page hereto pursuant to which such successor or permitted assignee shall confirm their agreement to be subject to and bound by all of the provisions set forth in this Agreement that were applicable to the predecessor or assignor of such successor or permitted assignee.

(c)                                  The rights of the Investors hereunder are not assignable without the Company’s written consent (which shall not be unreasonably withheld, delayed or conditioned), except (i) by an Investor to any Affiliate, or (ii) to an assignee or transferee who acquires at least twenty-five percent (25%) of the then outstanding shares of Capital Stock (as adjusted for any stock combination, stock split, stock dividend, recapitalization or other similar transaction), it being acknowledged and agreed that any such assignment, including an assignment contemplated by the preceding clauses (i) or (ii) shall be subject to and conditioned upon any such assignee’s delivery to the Company and the other Investors of a counterpart signature page hereto pursuant to which such assignee shall confirm their agreement to be subject to and bound by all of the provisions set forth in this Agreement that were applicable to the assignor of such assignee.

(d)                                 Except in connection with an assignment by the Company by operation of law to the acquirer of the Company, the rights and obligations of the Company hereunder may not be assigned under any circumstances.

6.9                               Severability. If any provision or provisions of this Agreement shall be held by a court of competent jurisdiction to be invalid, void, illegal or otherwise unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

6.10                        Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of Series F Preferred Stock after the date hereof, any purchaser of such shares of Series F Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and thereafter shall be deemed an “Investor” for all purposes hereunder.

6.11                        Governing Law. To the extent that the General Corporation Law of the State of Delaware (the “DGCL”) purports to apply to this Agreement, the DGCL shall apply. In all other cases, this Agreement and any and all matters arising directly or indirectly herefrom shall be governed by and construed and enforced in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely in such state, without giving effect to the conflict or choice of law principles thereof. For all matters arising directly or indirectly from this Agreement (“Agreement Matters”), each of the parties hereto hereby (i) irrevocably consents and submits to the sole exclusive jurisdiction of the United States District Court for the Southern District of New York and any state court in the State of New York that is located in New York County (and of the appropriate appellate courts from any of the foregoing) in connection with any legal action, lawsuit, arbitration, mediation, or other legal or quasi legal proceeding (“Proceeding”) directly or indirectly arising out of or relating to any Agreement Matter; provided that a party to this Agreement shall be entitled to enforce an order or judgment of any such court in any United States or foreign court having jurisdiction over the other party, (ii) irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such Proceeding in any such court or that any such Proceeding which is brought in any such court has been brought in an inconvenient forum, (iii) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (iv) irrevocably waives, to the fullest extent permitted by law, any right to a trial by jury in connection with a Proceeding, (v) agrees not to commence any Proceeding other than in such courts, and (vi) agrees that service of any summons, complaint, notice or other process relating to such Proceeding may be effected in the manner provided for the giving of notice as set forth in herein.

6.12                        Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.13                        Counterparts; Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.14                        Aggregation of Stock. All shares of Capital Stock held or acquired by Affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

6.15                        Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Investor shall be entitled to specific performance of the agreements and obligations of the Company and the Key Holders hereunder and to such other injunction or other equitable relief as may be granted by a court of competent jurisdiction.

6.16                        Additional Key Holders. In the event that after the date of this Agreement, the Company issues shares of Common Stock, or options to purchase Common Stock, to any employee or consultant, the Company shall, as a condition to such issuance, cause such employee or consultant to execute a counterpart signature page hereto as a Key Holder, and such person shall thereby be bound by, and subject to, all the terms and provisions of this Agreement applicable to a Key Holder.

6.17                        Conditions to Exercise of Rights. Exercise of the Investors’ rights under this Agreement shall be subject to and conditioned upon, and the Key Holders and the Company shall use their commercially reasonable efforts to assist each Investor in, compliance with applicable laws.

6.18                        Effect on Prior Agreement. Upon the execution and delivery of this Agreement, the Prior Agreement automatically shall terminate and be of no further force and effect and shall be amended and restated in its entirety as set forth in this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY:

YEXT, INC.

By:	/s/ Brian Distelburger
	Name:	Brian Distelburger
	Title:	President

Address: 1 Madison Avenue, Fifth Floor
New York, NY 10010

[Signature Page to Yext, Inc. Sixth Amended and Restated ROFR/Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INSIGHT VENTURE PARTNERS VIII, L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner
By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Blair M. Flicker
	Name:	Blair M. Flicker
	Title:	Managing Director

INSIGHT VENTURE PARTNERS (CAYMAN) VIII, L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner
By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Blair M. Flicker
	Name:	Blair M. Flicker
	Title:	Managing Director

INSIGHT VENTURE PARTNERS VIII (CO-INVESTORS), L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner
By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Blair M. Flicker
	Name:	Blair M. Flicker
	Title:	Managing Director

Signature Page to Yext, Inc. Sixth Amended & Restated ROFR/Co-Sale Agreement

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INSIGHT VENTURE PARTNERS (DELAWARE) VIII, L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner
By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Blair M. Flicker
	Name:	Blair M. Flicker
	Title:	Managing Director

Signature Page to Yext, Inc. Sixth Amended & Restated ROFR/Co-Sale Agreement

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

MARKER YEXT I, L.P.

By:	/s/ Richard Scanlon

MARKER YEXT I-A, L.P.

By:	/s/ Richard Scanlon

[Signature Page to Yext, Inc. Sixth Amended and Restated ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

MARKER II LP

By:	Marker II GP, Ltd.,
Its:	General Partner

By:	/s/ Richard Scanlon
Name:	Richard Scanlon
Title:	Director

[Signature Page to Yext, Inc. Sixth Amended and Restated ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated ROFR and Co-Sale Agreement as of the date first written above.

INVESTORS:

INSTITUTIONAL VENTURE PARTNERS XI, L.P.
By:	Institutional Venture Management XI, LLC
Its:	General Partner

By:	/s/ [ILLEGIBLE]
Managing Director

INSTITUTIONAL VENTURE PARTNERS XI, GMBH & CO. BETEILIGUNGS KG
By:	Institutional Venture Management XI, LLC
Its:	Managing Limited Partner

By:	/s/ [ILLEGIBLE]
Managing Director

INSTITUTIONAL VENTURE PARTNERS XII, L.P.
By:	Institutional Venture Management XII, LLC
Its:	General Partner

By:	/s/ [ILLEGIBLE]
Managing Director

[Signature Page to Yext, Inc. Sixth Amended and Restated ROFR and Co-Sale]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

/s/ Howard Lerman
Howard Lerman

/s/ Brian Distelburger
Brian Distelburger

/s/ Brent Metz
Brent Metz

BRIAN DISTELBURGER, AS VOTING TRUSTEE

By:	/s/ Brian Distelburger

[Signature Page to Yext, Inc. Sixth Amended and Restated ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

WGI GROUP, LLC

By:	/s/ Michael Walrath
	Name:	Michael Walrath
	Title:	Member

[Signature Page to Yext, Inc. Sixth Amended and Restated ROFR/Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Voting Agreement as of the date first written above.

INSTITUTIONAL VENTURE PARTNERS XI, L.P.
By:	Institutional Venture Management XI, LLC
Its:	General Partner

By:	/s/ [ILLEGIBLE]
Managing Director

INSTITUTIONAL VENTURE PARTNERS XI, GMBH & CO. BETEILIGUNGS KG
By:	Institutional Venture Management XI, LLC
Its:	Managing Limited Partner

By:	/s/ [ILLEGIBLE]
Managing Director

INSTITUTIONAL VENTURE PARTNERS XII, L.P.
By:	Institutional Venture Management XII, LLC
Its:	General Partner

By:	/s/ [ILLEGIBLE]
Managing Director

[Signature Page to Yext, Inc. Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

SUTTER HILL VENTURES, A CALIFORNIA LIMITED PARTNERSHIP

	By:	/s/ David E. Sweet
Name: David E. Sweet
Managing Director of the General Partner

DAVID L. ANDERSON, TRUSTEE OF THE ANDERSON LIVING TRUST U/A/D 1/22/98

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		David L. Anderson, Trustee

ANVEST, L.P.

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		David L. Anderson, General Partner

G. LEONARD BAKER, JR. AND MARY ANNE BAKER, CO-TRUSTEES OF THE BAKER REVOCABLE TRUST U/A/D 2/3/03

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		G. Leonard Baker, Jr., Trustee

[Signature Page to Yext, Inc. Sixth Amended and Restated ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

SAUNDERS HOLDINGS, L.P.

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

YOVEST, L.P.

By Robert Yin
Under Power of Attorney	By:	/s/ Robert Yin

WILLIAM H. YOUNGER, JR., TRUSTEE OF THE WILLIAM H. YOUNGER, JR. REVOCABLE TRUST U/A/D 8/5/2009

By Robert Yin
Under Power of Attorney	By:	/s/ Robert Yin

TENCH COXE AND SIMONE OTUS COXE, CO- TRUSTEES OF THE COXE REVOCABLE TRUST U/A/D 4/23/98

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Tench Coxe, Trustee

[Signature Page to Yext, Inc. Sixth Amended and Restated ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

GREGORY P. SANDS AND SARAH J.D. SANDS AS TRUSTEES OF GREGORY P. AND SARAH J.D. SANDS TRUST AGREEMENT DATED 2/24/99

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Gregory P. Sands, Trustee

TALLACK PARTNERS, L.P.

By Robert Yin
Under Power of Attorney	By:	/s/ Robert Yin

JAMES N. WHITE AND PATRICIA A. O’BRIEN AS TRUSTEES OF THE WHITE FAMILY TRUST U/A/D 4/3/97

By Robert Yin
Under Power of Attorney	By:	/s/ Robert Yin

JEFFREY W. BIRD AND CHRISTINA R. BIRD AS TRUSTEES OF JEFFREY W. AND CHRISTINA R. BIRD TRUST AGREEMENT DATED 10/31/00

By Robert Yin
Under Power of Attorney	By:	/s/ Robert Yin

[Signature Page to Yext, Inc. Sixth Amended and Restated ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

ANDREW T. SHEEHAN AND NICOLE J. SHEEHAN AS TRUSTEES OF SHEEHAN 2003 TRUST

By Robert Yin
Under Power of Attorney	By:	/s/ Robert Yin

PATRICIA TOM

By Robert Yin
Under Power of Attorney	By:	/s/ Robert Yin

MICHAEL I. NAAR AND DIANE J. NAAR AS TRUSTEES OF NAAR FAMILY TRUST U/A/D 12/22/94

By Robert Yin
Under Power of Attorney	By:	/s/ Robert Yin

ROBERT YIN AND LILY YIN AS TRUSTEES OF YIN FAMILY TRUST DATED MARCH 1, 1997

	By:	/s/ Robert Yin
Robert Yin, Trustee

[Signature Page to Yext, Inc. Sixth Amended and Restated ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

WELLS FARGO BANK, N.A. FBO DAVID E. SWEET ROTH IRA

By:

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO YU-YING CHEN

By:

JAMES C. GAITHER, TRUSTEE OF THE GAITHER REVOCABLE TRUST U/A/D 9/28/2000

By Robert Yin
Under Power of Attorney	By:	/s/ Robert Yin

DAVID E. SWEET AND ROBIN T. SWEET, AS TRUSTEES OF THE DAVID AND ROBIN SWEET LIVING TRUST, DATED 7/6/04

By Robert Yin
Under Power of Attorney	By:	/s/ Robert Yin

[Signature Page to Yext, Inc. Sixth Amended and Restated ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

ROOSTER PARTNERS, LP

By Robert Yin
Under Power of Attorney	By:	/s/ Robert Yin

[Signature Page to Yext, Inc. Sixth Amended and Restated ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

GREGORY P. SANDS, TRUSTEE OF GREGORY P. SANDS CHARITABLE REMAINDER UNITRUST

By Robert Yin
Under Power of Attorney	By:	/s/ Robert Yin

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO LEONARD BAKER, JR.

By:

WELLS FARGO BANK, N.A. FBO TENCH COXE ROTH IRA

By:

WELLS FARGO BANK, N.A. FBO G. LEONARD BAKER, JR. ROTH IRA

By:

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DAVID L. ANDERSON

By:

[Signature Page to Yext, Inc. Sixth Amended and Restated ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

THE WHITE 2011 IRREVOCABLE CHILDREN’S TRUST

By Robert Yin
Under Power of Attorney	By:	/s/ Robert Yin

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

By:

THE BIRD 2011 IRREVOCABLE CHILDREN’S TRUST

By Robert Yin
Under Power of Attorney	By:	/s/ Robert Yin

MICHAEL L. SPEISER AND MARY ELIZABETH SPEISER, CO-TRUSTEES OF SPEISER TRUST AGREEMENT DATED 7/19/06

By Robert Yin
Under Power of Attorney	By:	/s/ Robert Yin

[Signature Page to Yext, Inc. Sixth Amended and Restated ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

STARFISH HOLDINGS, LP

By Robert Yin
Under Power of Attorney	By:	/s/ Robert Yin

[Signature Page to Yext, Inc. Sixth Amended and Restated ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

ROSETIME PARTNERS L.P.

By Robert Yin
Under Power of Attorney	By:	/s/ Robert Yin

[Signature Page to Yext, Inc. Sixth Amended and Restated ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO LEONARD BAKER, JR.

By:

G. LEONARD BAKER, JR. AND MARY ANNE BAKER CO-TRUSTEES OF THE BAKER REVOCABLE TRUST

By Robert Yin
Under Power of Attorney	By:	/s/ Robert Yin

WILLIAM H. YOUNGER, JR., TRUSTEE OF THE YOUNGER LIVING TRUST U/A/D 1/20/95

By Robert Yin
Under Power of Attorney	By:	/s/ Robert Yin

[Signature Page to Yext, Inc. Sixth Amended and Restated ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

GREGORY P. SANDS AND SARAH J.D. SANDS AS TRUSTEES OF GREGORY P. AND SARAH J.D. SANDS TRUST AGREEMENT DATED 2/24/99

By Robert Yin
Under Power of Attorney	By:	/s/ Robert Yin
Gregory P. Sands, Trustee

JAMES N. WHITE AND PATRICIA A. O’BRIEN AS TRUSTEES OF THE WHITE FAMILY TRUST U/A/D 4/3/97

By Robert Yin
Under Power of Attorney	By:	/s/ Robert Yin

[Signature Page to Yext, Inc. Sixth Amended and ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

STEFAN A. DYCKERHOFF AND WENDY G. DYCKERHOFF-JANSSEN, OR THEIR SUCCESSOR(S) AS TRUSTEES UNDER THE DYCKERHOFF 2001 REVOCABLE TRUST AGREEMENT DATED AUGUST 20, 2001

By Robert Yin
Under Power of Attorney	By:	/s/ Robert Yin

SAMUEL J. PULLARA III AND LUCIA CHOI PULLARA, CO-TRUSTEES OF THE PULLARA REVOCABLE TRUST U/A/D 8/21/13

By Robert Yin
Under Power of Attorney	By:	/s/ Robert Yin

BARBARA NISS 2013 REVOCABLE TRUST DATED DECEMBER 18, 2013

By Robert Yin
Under Power of Attorney	By:	/s/ Robert Yin

[Signature Page to Yext, Inc. Sixth Amended and Restated ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

NESTEGG HOLDINGS, LP

By Robert Yin
Under Power of Attorney	By:	/s/ Robert Yin

[Signature Page to Yext, Inc. Sixth Amended and Restated ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

WELLS FARGO BANK, N. A. FBO SHV PROFIT SHARING PLAN FBO DAVID E. SWEET (ROLLOVER)

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO YU-YING CHEN (ROLLOVER)

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO PATRICIA TOM (POST)

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DIANE J. NAAR

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO ROBERT YIN

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

[Signature Page to Yext, Inc. Sixth Amended and Restated ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

GREGORY P. SANDS, TRUSTEE OF GREGORY P. SANDS CHARITABLE REMAINDER UNITRUST

By:

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO LEONARD BAKER, JR.

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

WELLS FARGO BANK, N.A.FBO TENCH COXE ROTH IRA

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

WELLS FARGO BANK, N.A. FBO G. LEONARD BAKER, JR. ROTH IRA

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DAVID L. ANDERSON

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

[Signature Page to Yext, Inc. Sixth Amended and Restated ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO PATRICIA TOM (PRE)

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO TENCH COXE

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO WILLIAM H. YOUNGER, JR.

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

[Signature Page to Yext, Inc. Sixth Amended and Restated ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

WELLS FARGO BANK, N.A. FBO DAVID E. SWEET ROTH IRA

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO YU-YING CHEN

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

JAMES C. GAITHER, TRUSTEE OF THE GAITHER REVOCABLE TRUST U/A/D 9/28/2000

By:

DAVID E. SWEET AND ROBIN T. SWEET, AS TRUSTEES OF THE DAVID AND ROBIN SWEET LIVING TRUST, DATED 7/6/04

By:

[Signature Page to Yext, Inc. Sixth Amended and Restated ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

WELLS FARGO BANK, N.A, FBO SHV PROFIT SHARING PLAN FBO LEONARD BAKER, JR.

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

G. LEONARD BAKER, JR. AND MARY ANNE BAKER CO-TRUSTEES OF THE BAKER REVOCABLE TRUST

By:

WILLIAM H. YOUNGER, JR., TRUSTEE OF THE YOUNGER LIVING TRUST U/A/D 1/20/95

By:

[Signature Page to Yext, Inc. Sixth Amended and Restated ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

KEY HOLDERS:

SUTTER HILL VENTURES,
A CALIFORNIA LIMITED PARTNERSHIP

	By:	/s/ David E. Sweet
Name: David E. Sweet
Managing Director of the General Partner

TENCH COXE AND SIMONE OTUS COXE, CO-TRUSTEES OF THE COXE REVOCABLE TRUST U/A/D 4/23/98

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Tench Coxe, Trustee

WELLS FARGO BANK, N.A. FBO DAVID E. SWEET ROTH IRA

By:

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO YU-YING CHEN

By:

[Signature Page to Yext, Inc. Sixth Amended and ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

KEY HOLDERS:

MICHAEL L. SPEISER AND MARY ELIZABETH SPEISER, CO-TRUSTEES OF SPEISER TRUST AGREEMENT DATED 7/19/06

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

ROSETIME PARTNERS L.P.

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

NESTEGG HOLDINGS, LP

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

WELLS FARGO N.A. FBO TENCH COXE ROTH IRA

By:

[Signature Page to Yext, Inc. Sixth Amended and ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

KEY HOLDERS:

ANDREW T. SHEEHAN AND NICOLE J. SHEEHAN AS TRUSTEES OF SHEEHAN 2003 TRUST

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO PATRICIA TOM (POST)

By:

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO DIANE J. NAAR

By:

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO ROBERT YIN

By:

[Signature Page to Yext, Inc. Sixth Amended and ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

KEY HOLDERS:

JAMES C. GAITHER, TRUSTEE OF THE GAITHER REVOCABLE TRUST U/A/D 9/28/2000

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

DAVID E. SWEET AND ROBIN T. SWEET, AS TRUSTEES OF THE DAVID AND ROBIN SWEET LIVING TRUST, DATED 7/6/04

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. Sixth Amended and ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

KEY HOLDERS:

DAVID L. ANDERSON, TRUSTEE OF THE ANDERSON LIVING TRUST U/A/D 1/22/98

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		David L. Anderson, Trustee

G. LEONARD BAKER, JR. AND MARY ANNE BAKER, CO-TRUSTEES OF THE BAKER REVOCABLE TRUST U/A/D 2/3/03

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		G. Leonard Baker, Jr., Trustee

SAUNDERS HOLDINGS, L.P.

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

WILLIAM H. YOUNGER, JR., TRUSTEE OF THE WILLIAM H. YOUNGER, JR. REVOCABLE TRUST U/A/D 8/5/2009

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. Sixth Amended and ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

KEY HOLDERS:

SUTTER HELL VENTURES,
A CALIFORNIA LIMITED PARTNERSHIP

By:
Name:
Managing Director of the General Partner

TENCH COXE AND SEMONE OTUS COXE, CO-TRUSTEES OF THE COXE REVOCABLE TRUST U/A/D 4/23/98

By:
Tench Coxe, Trustee

WELLS FARGO BANK, N.A. FBO DAVID E. SWEET ROTH IRA

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO YU-YING CHEN

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

[Signature Page to Yext, Inc. Sixth Amended and ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

KEY HOLDERS:

ACRUX PARTNERS, LP

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. Sixth Amended and ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

KEY HOLDERS:

MICHAEL L. SPEISER AND MARY ELIZABETH SPEISER, CO-TRUSTEES OF SPEISER TRUST AGREEMENT DATED 7/19/06

By:

ROSETIME PARTNERS L.P.

By:

NESTEGG HOLDINGS, LP

By:

WELLS FARGO N.A. FBO TENCH COXE ROTH IRA

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

[Signature Page to Yext, Inc. Sixth Amended and ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

KEY HOLDERS:

ANDREW T. SHEEHAN AND NICOLE J. SHEEHAN AS TRUSTEES OF SHEEHAN 2003 TRUST

By:

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO PATRICIA TOM (POST)

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vide President

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO DIANE J. NAAR

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO ROBERT YIN

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

[Signature Page to Yext, Inc. Sixth Amended and ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

KEY HOLDERS:

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO TENCH COXE

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO WILLIAM H. YOUNGER, JR.

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

[Signature Page to Yext, Inc. Sixth Amended and ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Voting Agreement as of the date first written above.

KEY HOLDERS:

INSTITUTIONAL VENTURE PARTNERS XI, L.P.
By:	Institutional Venture Management XI, LLC
Its:	General Partner

By:	/s/ [ILLEGIBLE]
Managing Director

INSTITUTIONAL VENTURE PARTNERS XI, GMBH & CO. BETEILIGUNGS KG
By:	Institutional Venture Management XI, LLC
Its:	Managing Limited Partner

By:	/s/ [ILLEGIBLE]
Managing Director

INSTITUTIONAL VENTURE PARTNERS XII, L.P.
By:	Institutional Venture Management XII, LLC
Its:	General Partner

By:	/s/ [ILLEGIBLE]
Managing Director

[Signature Page to Yext, Inc. Fifth Amended and Restated Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated ROFR and Co-Sale Agreement as of the date first written above.

KEY HOLDERS:

INSTITUTIONAL VENTURE PARTNERS XI, L.P.
By:	Institutional Venture Management XI, LLC
Its:	General Partner

By:	/s/ [ILLEGIBLE]
Managing Director

INSTITUTIONAL VENTURE PARTNERS XI, GMBH & CO. BETEILIGUNGS KG
By:	Institutional Venture Management XI, LLC
Its:	Managing Limited Partner

By:	/s/ [ILLEGIBLE]
Managing Director

INSTITUTIONAL VENTURE PARTNERS XII, L.P.
By:	Institutional Venture Management XII, LLC
Its:	General Partner

By:	/s/ [ILLEGIBLE]
Managing Director

[Signature Page to Yext, Inc. Sixth Amended and Restated ROFR and Co-Sale]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

KEY HOLDERS:

/s/ Howard Lerman
Howard Lerman

/s/ Brian Distelburger
Brian Distelburger

/s/ Brent Metz
Brent Metz

BRIAN DISTELBURGER, AS VOTING TRUSTEE

By:	/s/ Brian Distelburger

BRIAN DISTELBURGER, AS TRUSTEE OF THE DISTELBURGER 2014 GRAT

By:	/s/ Brian Distelburger

[Signature Page to Yext, Inc. Sixth Amended and Restated ROFR and Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

KEY HOLDERS:

WGI GROUP, LLC

By:	/s/ Michael Walrath
Name: Michael Walrath
Title: Member

[Signature Page to Yext, Inc. Sixth Amended and Restated ROFR and Co-Sale Agreement]

SCHEDULE A

INVESTORS

	Series A	Series B	Series C	Series D	Series E	Series F
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
Investor	Stock	Stock	Stock	Stock	Stock	Stock
Howard Lerman	295,710	0	0	0	0	0
[***]

Brian Distelburger	221,782	0	0	0	0	0
[***]

Brian Distelburger, as Voting	73,928	0	0	0	0	0
Trustee
[***]

Brent Metz	197,140	0	0	0	0	0
[***]

WGI Group, LLC	0	0	607,165	1,582,714	135,928	0
[***]

Institutional Venture Partners XII, L.P.	0	0	7,220,921	963,391	475,750	1,272,724
[***]

Institutional Venture Partners XI, L.P.	0	0	0	0	0	533,719
[***]

Institutional Venture Partners XI, GmbH & Co. B	0	0	0	0	0	85,445
[***]

GC Partners LP	47,110	22,890	0	0	0	0
[Address]
[***]

MK Grape Arbor 1 LLC	220,798	157,658	19,516	0	0	0
c/o Lowenstein Sandler PC
[***]

SV Angel III, L.P.	0	0	0	103,220	0	0
[***]

	Series A	Series B	Series C	Series D	Series E	Series F
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
Investor	Stock	Stock	Stock	Stock	Stock	Stock
SV Angel II-Q, L.P.	0	0	130,107	0	0	0
[***]

ELH, LLC	0	0	0	103,220	0	0
[***]

GCH&H Investments, LLC	0	0	21,684	0	0	0
c/o Cooley Godward Kronish LLP
[***]

Crunch Fund I, L.P., a Delaware Limited Partnership Crunch Fund c/o Greenough Group	0	0	0	0	6,796	0
[***]

The Board of Trustees of the Leland Stanford Junior University (LSVF)	0	0	21,684	0	0	0
Direct Investments
Stanford Management Company
[***]

Sutter Hill Ventures	3,220,861	3,054,526	3,424,069	1,021,061	325,434	293,827
[***]

Saunders Holdings, L.P.	50,642	48,860	34,536	13,866	4,784	4,107
[***]

Yovest, L.P.	169,122	163,172	27,567	52,989	19,884	94,593
[***]

Anvest, L.P.	33,684	32,499	36,346	10,554	0	0
[***]

	Series A	Series B	Series C	Series D	Series E	Series F
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
Investor	Stock	Stock	Stock	Stock	Stock	Stock
Starfish Holdings, LP	0	0	20,644	0	0	0
[***]

Tench Coxe and Simone Otus Coxe, Co-Trustees of The Coxe Revocable Trust U/A/D	109,572	497,877	82,741	0	18,100	15,660
4/23/98
[***]

Rooster Partners, LP	407,786	0	0	68,856	18,101	15,643
[***]

Robert Yin and Lily Yin as Trustees of Yin Family Trust	2,366	0	0	0	0	0
Dated March 1, 1997
[***]

David L. Anderson, Trustee of The Anderson Living Trust	39,868	38,364	33,257	10,554	0	0
U/A/D 1/22/98
[***]

William H. Younger, Jr., Trustee, The William H. Younger, Jr. Revocable Trust	18,939	17,961	20,134	0	0	0
U/A/D 8/5/2009
[***]

Gregory P. Sands and Sarah J.D. Sands as Trustees of Gregory P. and Sarah J.D. Sands Trust	95,450	91,683	69,706	18,484	8,604	7,442
Agreement Dated 2/24/99
[***]

Gregory P. Sands, Trustee of Gregory P. Sands Charitable Remainder Unitrust	0	0	9,616	0	0	0
[***]

	Series A	Series B	Series C	Series D	Series E	Series F
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
Investor	Stock	Stock	Stock	Stock	Stock	Stock
David E. Sweet and Robin T. Sweet, as Trustees of the David and Robin Sweet Living Trust, dated 7/6/04	6,153	5,835	6,542	0	0	0
[***]

G. Leonard Baker, Jr. and Mary Anne Baker Co-Trustees of The Baker Revocable Trust, U/A/D 2/3/03	0	17,388	19,491	0	0	0
[***]

G. Leonard Baker, Jr. and Mary Anne Baker Co-Trustees of The Baker Revocable Trust	68,977	48,860	81,966	0	0	0
[***]

Tallack Partners, L.P.	0	22,562	2,370	4,557	2,104	1,820
[***]

James N. White and Patricia A. O’Brien as Trustees of The White Family Trust U/A/D 4/3/97	66,859	63,406	66,677	0	18,127	15,678
[***]

The White 2011 Irrevocable Children’s Trust	0	0	22,620	35,022	0	0
[***]

RoseTime Partners L.P.	117,774	113,630	110,173	0	0	0
[***]

Jeffrey W. Bird and Christina R. Bird as Trustees of Jeffrey W. and Christina R. Bird Trust	39,550	0	0	8,662	13,524	11,697
Agreement Dated 10/31/00
[***]

	Series A	Series B	Series C	Series D	Series E	Series F
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
Investor	Stock	Stock	Stock	Stock	Stock	Stock
NestEgg Holdings, LP	116,070	149,134	99,398	14,379	0	0
[***]

The Bird Irrevocable Children’s Trust	0	0	21,223	0	0	0
[***]

Andrew T. Sheehan and Nicole J. Sheehan as Trustees of Sheehan 2003 Trust	59,005	56,733	64,002	14,009	5,889	2,147
[***]

Michael L. Speiser and Mary Elizabeth Speiser, Co-Trustees of Speiser Trust Agreement	8,116	7,697	8,629	0	745	644
Dated 7/19/06
[***]

Michael I. Naar and Diane J. Naar as Trustees of Naar Family Trust U/A/D 12/22/94	4,448	0	0	0	0	0
[***]

Patricia Tom	0	8,468	0	0	0	0
[***]

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Post)	8,894	0	0	0	0	0
Attention Tom Thurston
[***]

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO William H. Younger, Jr.	0	0	182,488	0	0	0
Attention Tom Thurston
[***]

	Series A	Series B	Series C	Series D	Series E	Series F
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
Investor	Stock	Stock	Stock	Stock	Stock	Stock
Wells Fargo Bank, N.A. FBO	0	0	0	0	7,796	6,743
SHV Profit Sharing Plan FBO
David L. Anderson
Attention Tom Thurston
[***]

Wells Fargo Bank, N.A. FBO	0	0	3,644	7,004	2,963	11,163
SHV Profit Sharing Plan FBO
David E. Sweet (Rollover)
Attention: Tom Thurston
[***]

Wells Fargo Bank N.A. FBO	23,554	22,725	22,034	0	0	0
David E. Sweet Roth IRA
Attention: Tom Thurston
[***]

Wells Fargo Bank, N.A. FBO	0	0	2,884	0	0	430
SHV Profit Sharing Plan FBO
Yu-Ying Chen
Attention: Tom Thurston
[***]

Wells Fargo Bank, N.A. FBO	4,732	4,505	0	1,376	476	0
SHV Profit Sharing Plan FBO
Yu-Ying Chen (Rollover)
Attention: Tom Thurston
[***]

Wells Fargo Bank, N.A. FBO	0	2,252	2,526	668	238	215
SHV Profit Sharing Plan FBO
Diane J. Naar
Attention: Tom Thurston
[***]

	Series A	Series B	Series C	Series D	Series E	Series F
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
Investor	Stock	Stock	Stock	Stock	Stock	Stock
Wells Fargo Bank, N.A. FBO	0	2,252	2,347	344	119	107
SHV Profit Sharing Plan FBO
Robert Yin
Attention: Tom Thurston
[***]

Wells Fargo Bank N.A. FBO	0	0	62,475	0	0	15,660
Tench Coxe Roth IRA
Attention: Tom Thurston
[***]

Wells Fargo Bank, N.A. FBO	0	0	71,643	68,856	18,100	0
SHV Profit Sharing Plan FBO
Tench Coxe
Attention: Tom Thurston
[***]

Wells Fargo Bank, N.A. FBO	0	0	411,791	0	0	0
SHV Profit Sharing Plan FBO
Tenche Coxe
Attention: Tom Thurston
[***]

Wells Fargo Bank, N.A. FBO	0	0	4,750	2,587	894	808
SHV Profit Sharing Plan FBO
Patricia Tom (Pre)
Attention: Tom Thurston
[***]

Wells Fargo Bank N.A. FBO	0	0	0	17,868	0	6,747
G. Leonard Baker, Jr. Roth
IRA
Attention: Tom Thurston
[***]

	Series A	Series B	Series C	Series D	Series E	Series F
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
Investor	Stock	Stock	Stock	Stock	Stock	Stock
Wells Fargo Bank, N.A. FBO	0	0	9,296	0	7,801	0
SHV Profit Sharing Plan FBO
Leonard Baker, Jr.
Attention: Tom Thurston
[***]

James C. Gaither, Trustee of	11,838	11,226	14,954	4,557	2,103	1,819
the Gaither Revocable Trust
U/A/D 9/28/2000
[***]

Stefan A. Dyckerhoff and Wendy G. Dyckerhoff- Janssen, or their successor(s) as Trustees under the Dyckerhoff 2001 Revocable Trust Agreement Dated August 30, 2001	0	0	0	0	0	4,295
[***]

Samuel J. Pullara III and Lucia Choi Pullara, Co-Trustees of the Pullara Revocable Trust	0	0	0	0	0	4,295
U/A/D 8/21/13
[***]

Barbara Niss 2013 Revocable	0	0	0	0	0	430
Trust Dated December 18, 2013
[***]

Insight Venture Partners VIII, L.P.	0	0	0	0	0	2,694,792
[***]

Insight Venture Partners (Cayman) VIII, L.P.	0	0	0	0	0	697,066
[***]

	Series A	Series B	Series C	Series D	Series E	Series F
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
Investor	Stock	Stock	Stock	Stock	Stock	Stock
Insight Venture Partners VIII (Co-Investors), L.P.	0	0	0	0	0	96,174
[***]

Insight Venture Partners (Delaware) VIII, L.P.	0	0	0	0	0	854,708
[***]

Marker Yext I, L.P.	0	0	0	0	3,534,145	0
[***]

Marker Yext I-A, L.P.	0	0	0	0	2,718,573	0
[***]

Marker II LP	0	0	0	0	0	1,891,888
[***]

TOTAL	5,740,728	4,662,163	13,073,616	4,128,818	7,346,942	8,642,486

SCHEDULE B

KEY HOLDERS

Name and Address	Number of Shares of Common Stock Held

Howard Lerman	9,410,500
[***]

Brian Distelburger	6,057,875
[***]

Brian Distelburger, as Trustee of the Distelburger 2014 GRAT	1,000,000
[***]

Brian Distelburger, as Voting Trustee	2,352,625
[***]

Brent Metz	6,273,666
[***]

WGI Group, LLC	1,148,866
[***]

Institutional Venture Partners XII, L.P.	553,763
[***]

Richard M. Caro, Jr.	143,608
[***]

Gennady Lager	7,574
[***]

Sutter Hill Ventures	375,141
[***]

David L. Anderson, Trustee of The Anderson Living Trust, U/A/D 1/22/98	720
[***]

G. Leonard Baker, Jr. and Mary Anne Baker, Co-Trustees of The Baker Revocable Trust, U/A/D 2/3/03	2,135
[***]

Tench Coxe and Simone Otus Coxe, Co-Trustees of The Coxe Revocable Trust, U/A/D 4/23/98	9,065
[***]

James C. Gaither, Trustee of The Gaither Revocable Trust, U/A/D 9/28/00	1,379
[***]

Michael L. Speiser and Mary Elizabeth Speiser, Co-Trustees of Speiser Trust Agreement Dated 7/19/06	945
[***]

David E. Sweet and Robin T. Sweet, as Trustees of the David and Robin Sweet Living Trust, dated 7/6/04	717
[***]

William H. Younger, Jr. Trustee, The William H. Younger, Jr.	2,206
Revocable Trust U/A/D 8/5/2009
[***]

NestEgg Holdings, LP	12,678
[***]

RoseTime Partners L.P.	14,103
[***]

Acrux Partners, LP	9,309
[***]

Saunders Holdings, LP	13,996
[***]

Gregory P. Sands and Sarah J.D. Sands as Trustees of Gregory P. and Sarah J.D. Sands Trust Agreement Dated 2/24/99	8,413
[***]

James N. White and Patricia A. O’Brien as Trustees of The White Family Trust U/A/D 4/3/97	7,787
[***]

Andrew T. Sheehan and Nicole J. Sheehan as Trustees of the Sheehan 2003 Trust	7,027
[***]

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO	23,371
William H. Younger, Jr.
Attention Tom Thurston
[***]

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO	277
Diane J. Naar
Attention Tom Thurston
[***]

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Yu-	277
Ying Chen
Attention Tom Thurston
[***]

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO	521
Patricia Tom (Post)
Attention Tom Thurston
[***]

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO	138
Robert Yin
Attention Tom Thurston
[***]

Wells Fargo Bank N.A. FBO David E. Sweet Roth IRA	2,821
Attention Tom Thurston
[***]

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO	52,736
Tench Coxe
Attention Tom Thurston
[***]

Wells Fargo Bank N.A. FBO Tench Coxe Roth IRA	8,001
Attention Tom Thurston
[***]

Aaron Smyth	52,800
[***]

Adam Kaplan	2,147
[***]

Adam Liebman	2,146
[***]

Alex Miller	35,902
[***]

Allison Tepley	38,000
[***]

Andrew Shulman	25
[***]

Ashley Taylor	2,500
[***]

Brian Bernatsky	3,500
[***]

Brian Martin	10,105
[***]

Collin McCarthy	3,333
[***]

David Greenberger	39,500
[***]

Dovid Thomas	250
[***]

Ed Cheely	147,082
[***]

Evan McGrath	507
[***]

Jeremy Smith	7,812
[***]

Joel Stein	50,000
[***]

Jonathan Betz	5,465
[***]

Jonathan Kennell	57,916
[***]

Kate Butwin	25,000
[***]

Laura Rodziewicz	729
[***]

Lindsay (Toth) Cumming	500
[***]

Mallory Mazer	812
[***]

Marley Schwartz	1,979
[***]

Matt Bentz	2,000
[***]

Matt Billig	837
[***]

Michael Bolin	14,375
[***]

Natalie Petrukhin	2,708
[***]

Nathan Davison	7,096
[***]

Nishant Mani	41,698
[***]

Noah Stern	727
[***]

Oscar Garza	563
[***]

Rob Redcay	7,291
[***]

Sam Gross	14,375
[***]

Sean Hanrahan	5,275
[***]

Soonthorn Ativanichayaphong	12,500
[***]

Stephanie Foley	6,000
[***]

Steve Marshall	3,000
[***]

Todd Albright	266,643
[***]

TOTAL	28,395,338

FIRST AMENDMENT

TO

SIXTH AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE

AGREEMENT

This First Amendment (this “Amendment”), entered into and effective as of July 23, 2015, is made to that certain Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of May 28, 2014 (the “ROFR Agreement”), by and among Yext, Inc., a Delaware corporation (the “Company”), and the other parties thereto. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the ROFR Agreement.

WITNESSETH:

WHEREAS, the ROFR Agreement provides certain parties thereto with rights of refusal and co-sale rights with respect to certain Proposed Key Holder Transfers and also governs the time periods related to exercises made with respect to such refusal and co-sale rights (the “Time Periods”); and

WHEREAS, the undersigned parties desire to amend the Time Periods as set forth herein; and

WHEREAS, pursuant to Section 6.7 of the ROFR Agreement, the ROFR Agreement may be, subject to certain inapplicable special amendment rights, amended only with a written instrument executed by (a) the Company, (b) the Key Holders holding at least sixty-percent (60%) of the shares of Transfer Stock then held by all of the Key Holders, which holders shall, for so long as any Founder is a full-time employee of the Company, include at least one Founder who is then serving as a full-time employee of the Company; provided, that at such time, the Founders, collectively, hold at least one-third (1/3) of the shares of Transfer Stock then held by all of the Key Holders, and (c) the holders of at least a majority of the shares of Common Stock issued or issuable upon conversion of the then outstanding shares of Preferred Stock held by the Investors (voting as a single class and on an as-converted basis) (the foregoing, collectively, the “Requisite Parties”); and

WHEREAS, the undersigned parties constitute the Requisite Parties.

NOW, THEREFORE, in exchange for good and valuable consideration including, without limitation, the mutual covenants contained herein, the sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Requisite Parties hereby agree as follows:

1.                                       Amendment to Section 2. Section 2 of the ROFR Agreement is hereby amended by adding a new Subsection 2.4 to Section 2 of the ROFR Agreement, which new Subsection 2.4 to Section 2 of the ROFR Agreement shall immediately follow Subsection 2.3 of Section 2 of the ROFR Agreement and shall provide, in its entirety, as follows:

“Time Period Extensions. Notwithstanding anything to the contrary set forth herein, if the Company determines that the Company and/or any of the Investors are, by reason of applicable law, statute, regulation, court order, injunction or other equitable relief (each, a “Basis” and, collectively, the “Bases”), unable to (i) with respect to the Company and/or any of the Investors, exercise their respective rights of refusal within the time periods set forth in Sections 2.1(b), (c) or (d), and/or (ii) with respect to any of the Investors, exercise their co-sale rights within the time periods set forth in Section 2.2(a), then each of the time periods set forth in Sections 2.1(b), (c), (d), (e) and (f) (other than the forty-five (45) day period for delivery of the Proposed Transfer Notice provided for in the first sentence of Section 2.1(b)), Sections 2.2(a), (c) and (f) and Section 2.3(c) shall be tolled until the expiration of the time period in which the Company and/or any of the Investors, as the case may be, were unable to exercise their respective rights of refusal or co-sale rights, as the case may be, by reason of one or more Bases (the “Expiration Date”) and, in connection therewith, each of the time periods set forth in (a) Sections 2.1(b), (c) and (d), and Section 2.2(a) shall continue (x) in the case of a time period applicable to the Company, to the date (the “Company Date”) that is the later of (A) five (5) business days after the Expiration Date and (B) the date on which such period would have expired had no such determination been made by the Company, and (y) in the case of a time period applicable to any of the Investors, to the date that is the later of (A) ten (10) business days after the Company Date and (B) the date on which such period would have expired had no such determination been made by the Company, and (b) Sections 2.1(e) and (f) (other than the forty-five (45) day period for delivery of the Proposed Transfer Notice provided for in the first sentence of Section 2.1(b)), Sections 2.2(c) and (f) and Section 2.3(c) shall, if applicable, be extended by the same number of days that the time periods set forth in Sections 2.1(b), (c) or (d) and/or Section 2.2(a) were extended by this Section 2.4.”

2.                                       Miscellaneous.

2.1                                Except as expressly amended by this Amendment, the terms and provisions of the ROFR Agreement shall continue in full force and effect. No reference to this Amendment need be made in any instrument or document making reference to the ROFR Agreement; any reference to the ROFR Agreement in any such instrument or document shall be deemed a reference to the ROFR Agreement as amended hereby. The ROFR Agreement as amended hereby shall be binding upon the parties thereto and their respective assigns and successors.

2.2                                To the extent that the General Corporation Law of the State of Delaware (the “DGCL”) purports to apply to this Amendment, the DGCL shall apply. In all other cases, this Amendment and any and all matters arising directly or indirectly herefrom shall be governed by and construed and enforced in accordance with the internal laws of the State of New York

2

applicable to agreements made and to be performed entirely in such state, without giving effect to the conflict or choice of law principles thereof.

2.3                               This Amendment may be executed in separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

[Signature Page Follows]

3

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

COMPANY:

YEXT, INC.

By:	/s/ Howard Lerman
Name:	Howard Lerman
Title:	Chief Executive Officer

[Signature Page to the First Amendment to Yext, Inc. 6th A&R ROFR & Co-Sale Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

/s/ Howard Lerman
Howard Lerman

/s/ Brian Distelburger
Brian Distelburger

BRIAN DISTELBURGER, AS VOTING TRUSTEE

By:	/s/ Brian Distelburger

BRIAN DISTELBURGER, AS TRUSTEE OF THE DISTELBURGER 2014 GRAT

By:	/s/ Brian Distelburger

[Signature Page to the First Amendment to Yext, Inc. 6th A&R ROFR & Co-Sale Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

/s/ Brent Metz
Brent Metz

[Signature Page to the First Amendment to Yext, Inc. 6th A&R ROFR & Co-Sale Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

INSTITUTIONAL VENTURE PARTNERS XI, L.P.
By:	Institutional Venture Management XI, LLC
Its:	General Partner

By:	/s/ Jules Maltz
	Name:	Jules Maltz
	Title:	Managing Director

INSTITUTIONAL VENTURE PARTNERS XI, GMBH & CO. BETEILIGUNGS KG
By:	Institutional Venture Management XI, LLC
Its:	Managing Limited Partner

By:	/s/ Jules Maltz
	Name:	Jules Maltz
	Title:	Managing Director

INSTITUTIONAL VENTURE PARTNERS XII, L.P.
By:	Institutional Venture Management XII, LLC
Its:	General Partner

By:	/s/ Jules Maltz
	Name:	Jules Maltz
	Title:	Managing Director

[Signature Page to the First Amendment to Yext, Inc. 6th A&R ROFR & Co-Sale Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

INSIGHT VENTURE PARTNERS VIII, L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner
By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Officer

INSIGHT VENTURE PARTNERS (CAYMAN) VIII, L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner
By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Officer

INSIGHT VENTURE PARTNERS VIII (CO-INVESTORS), L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner
By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Officer

[Signature Page to the First Amendment to Yext, Inc. 6th A&R ROFR & Co-Sale Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

INSIGHT VENTURE PARTNERS (DELAWARE) VIII, L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner
By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Officer

[Signature Page to the First Amendment to Yext, Inc. 6th A&R ROFR & Co-Sale Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

MARKER YEXT I, L.P.
By:	Marker Yext GP, LLC
Its:	General Partner

By:	/s/ Richard Scanlon
	Name:	Richard Scanlon
	Title:	Member Manager

MARKER YEXT I-A, L.P.
By:	Marker Yext GP, LLC
Its:	General Partner

By:	/s/ Richard Scanlon
	Name:	Richard Scanlon
	Title:	Member Manager

MARKER II LP
By:	Marker II GP, Ltd.
Its:	General Partner

By:	/s/ Richard Scanlon
	Name:	Richard Scanlon
Title:

MARKER II ANNEX LP
By:	Marker II GP, Ltd.
Its:	General Partner

By:	/s/ Richard Scanlon
	Name:	Richard Scanlon
Title:

[Signature Page to the First Amendment to Yext, Inc. 6th A&R ROFR & Co-Sale Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

SUTTER HILL VENTURES,
A CALIFORNIA LIMITED PARTNERSHIP

By:	/s/ Andrew Sheehan
	Name:	Andrew Sheehan
	Title:	Managing Director of the General Partner

DAVID L. ANDERSON, TRUSTEE OF THE ANDERSON LIVING TRUST U/A/D 1/22/98

By:
David L. Anderson, Trustee

ANVEST, L.P.

By:
David L. Anderson, General Partner

G. LEONARD BAKER, JR. AND MARY ANNE BAKER, CO-TRUSTEES OF THE BAKER REVOCABLE TRUST U/A/D 2/3/03

By:
Name:
Title:

[Signature Page to the First Amendment to Yext, Inc. 6th A&R ROFR & Co-Sale Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

SUTTER HILL VENTURES,
A CALIFORNIA LIMITED PARTNERSHIP

	By:	/s/ Robert Yin
Name:
		Title:	Managing Director of the General Partner

DAVID L. ANDERSON, TRUSTEE OF THE ANDERSON LIVING TRUST U/A/D 1/22/98

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		David L. Anderson, Trustee

ANVEST, L.P.

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		David L. Anderson, General Partner

G. LEONARD BAKER, JR. AND MARY ANNE BAKER, CO-TRUSTEES OF THE BAKER REVOCABLE TRUST U/A/D 2/3/03

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

[Signature Page to the First Amendment to Yext, Inc. 6th A&R ROFR & Co-Sale Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

SAUNDERS HOLDINGS, L.P.

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

YOVEST, L.P.

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

WILLIAM H. YOUNGER, JR., TRUSTEE OF THE WILLIAM H. YOUNGER, JR. REVOCABLE TRUST U/A/D 8/5/2009

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

[Signature Page to the First Amendment to Yext, Inc. 6th A&R ROFR & Co-Sale Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

TENCH COXE AND SIMONE OTUS COXE, CO-TRUSTEES OF THE COXE REVOCABLE TRUST U/A/D 4/23/98

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Tench Coxe, Trustee

GREGORY P. SANDS AND SARAH J.D. SANDS AS TRUSTEES OF GREGORY P. AND SARAH J.D. SANDS TRUST AGREEMENT DATED 2/24/99

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Gregory P. Sands, Trustee

TALLACK PARTNERS, L.P.

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

[Signature Page to the First Amendment to Yext, Inc. 6th A&R ROFR & Co-Sale Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

JAMES N. WHITE AND PATRICIA A. O’BRIEN AS TRUSTEES OF THE WHITE FAMILY TRUST U/A/D 4/3/97

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

JEFFREY W. BIRD AND CHRISTINA R. BIRD AS TRUSTEES OF JEFFREY W. AND CHRISTINA R. BIRD TRUST AGREEMENT DATED 10/31/00

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

ANDREW T. SHEEHAN AND NICOLE J. SHEEHAN AS TRUSTEES OF SHEEHAN 2003 TRUST

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

[Signature Page to the First Amendment to Yext, Inc. 6th A&R ROFR & Co-Sale Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

JAMES N. WHITE AND PATRICIA A. O’BRIEN AS TRUSTEES OF THE WHITE FAMILY TRUST U/A/D 4/3/97

By:
Name:
Title:

JEFFREY W. BIRD AND CHRISTINA R. BIRD AS TRUSTEES OF JEFFREY W. AND CHRISTINA R. BIRD TRUST AGREEMENT DATED 10/31/00

By:
Name:
Title:

ANDREW T. SHEEHAN AND NICOLE J. SHEEHAN AS TRUSTEES OF SHEEHAN 2003 TRUST

By:	/s/ Andrew Sheehan
	Name:	Andrew Sheehan
	Title:	Emperor

[Signature Page to the First Amendment to Yext, Inc. 6th A&R ROFR & Co-Sale Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

PATRICIA TOM

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

MICHAEL I. NAAR AND DIANE J. NAAR AS TRUSTEES OF NAAR FAMILY TRUST U/A/D 12/22/94

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

ROBERT YIN AND LILY YIN AS TRUSTEES OF YIN FAMILY TRUST DATED MARCH 1, 1997

Robert Yin, Trustee	By:	/s/ Robert Yin
Name:
Title:

[Signature Page to the First Amendment to Yext, Inc. 6th A&R ROFR & Co-Sale Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

JAMES C. GAITHER, TRUSTEE OF THE GAITHER REVOCABLE TRUST U/A/D 9/28/2000

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

DAVID E. SWEET AND ROBIN T. SWEET, AS TRUSTEES OF THE DAVID AND ROBIN SWEET LIVING TRUST, DATED 7/6/04

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

GREGORY P. SANDS, TRUSTEE OF GREGORY P. SANDS CHARITABLE REMAINDER TRUST

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

[Signature Page to the First Amendment to Yext, Inc. 6th A&R ROFR & Co-Sale Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

STARFISH HOLDINGS, LP

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

NESTEGG HOLDINGS, LP

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

ROSETIME PARTNERS L.P.

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

[Signature Page to the First Amendment to Yext, Inc. 6th A&R ROFR & Co-Sale Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

THE WHITE 2011 IRREVOCABLE CHILDREN’S TRUST

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

THE BIRD 2011 IRREVOCABLE CHILDREN’S TRUST

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

MICHAEL L. SPEISER AND MARY ELIZABETH SPEISER, CO-TRUSTEES OF SPEISER TRUST AGREEMENT DATED 7/19/06

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

[Signature Page to the First Amendment to Yext, Inc. 6th A&R ROFR & Co-Sale Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

STEFAN A. DYCKERHOFF-JANSSEN, OR THEIR SUCCESSOR(S) AS TRUSTEES UNDER THE DYCKERHOFF 2001 REVOCABLE TRUST AGREEMENT DATED AUGUST 30, 2011

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

SAMUEL J. PULLARA III AND LUCIA CHOI PULLARA, CO-TRUSTEES OF THE PULLARA REVOCABLE TRUST U/A/D 8/21/13

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

BARBARA NISS 2013 REVOCABLE TRUST DATED DECEMBER 18, 2013

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

[Signature Page to the First Amendment to Yext, Inc. 6th A&R ROFR & Co-Sale Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

ROOSTER PARTNERS, LP

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

G. LEONARD BAKER, JR. AND MARY ANNE BAKER CO-TRUSTEES OF THE BAKER REVOCABLE TRUST

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

WILLIAM H. YOUNGER, JR., TRUSTEE OF THE YOUNGER LIVING TRUST U/A/D 1/20/95

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

ACRUX PARTNERS, LP

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

[Signature Page to the First Amendment to Yext, Inc. 6th A&R ROFR & Co-Sale Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

GC PARTNERS LP

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

LEONARD BAKER, JR. AND MARY ANNE BAKER, CO-TRUSTEES OF THE BAKER REVOCABLE TRUST

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

[Signature Page to the First Amendment to Yext, Inc. 6th A&R ROFR & Co-Sale Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO DAVID E.
SWEET (ROLLOVER)

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO YU-YING
CHEN (ROLLOVER)

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO PATRICIA TOM (POST)

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO DIANE J. NAAR

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

[Signature Page to the First Amendment to Yext, Inc. 6th A&R ROFR & Co-Sale Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO PATRICIA
TOM (PRE)

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO TENCH COXE

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO WILLIAM H.
YOUNGER, JR.

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO ROBERT YIN

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

[Signature Page to the First Amendment to Yext, Inc. 6th A&R ROFR & Co-Sale Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

WELLS FARGO BANK, N.A. FBO DAVID E. SWEET
ROTH IRA

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO YU-YING CHEN

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO LEONARD
BAKER, JR.

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

[Signature Page to the First Amendment to Yext, Inc. 6th A&R ROFR & Co-Sale Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO LEONARD
BAKER, JR.

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

WELLS FARGO BANK, N.A. FBO
G. LEONARD BAKER, JR. ROTH IRA

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

WELLS FARGO BANK, N.A. FBO TENCH COXE ROTH IRA

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DAVID L. ANDERSON

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

[Signature Page to the First Amendment to Yext, Inc. 6th A&R ROFR & Co-Sale Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

WGI GROUP, LLC

By:	/s/ Michael Walrath
	Name:	Michael Walrath
	Title:	Managing Partner

[Signature Page to the First Amendment to Yext, Inc. 6th A&R ROFR & Co-Sale Agreement]